AMENDMENT NO. 1 TO

DEBTOR-IN-POSSESSION REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO DEBTOR-IN-POSSESSION REVOLVING CREDIT AGREEMENT, dated as of April 12, 2011 (this “Amendment”), is executed by and among PALM HARBOR HOMES, INC., a Florida corporation (“PHH”), and each of the other direct or indirect Subsidiaries of PHH executing below as a Borrower on the signature pages hereto each as a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code (each, a “Borrower,” and, collectively, the “Borrowers”) and FLEETWOOD HOMES, INC., as lender (the “Lender”).  Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrowers and Lender entered into that certain Debtor-in-Possession Revolving Credit Agreement, dated as of November 29, 2010 (the “Agreement”);

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Agreement as described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Agreement.  Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Agreement is hereby amended as follows:

1.1 The definition of “Maturity Date” set forth in Section 1.01 of the Agreement is hereby amended and restated as follows:

“Maturity Date” means the earliest to occur of (a) April 30, 2011; (b) the date of the closing of the sale of the Borrowers or the sale of all or substantially all of the Property of the Borrowers; and (c) the date on which an Event of Default occurs.

SECTION 2. Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt by the Lender of counterparts of this Amendment executed by each of the parties hereto.

SECTION 3. Representations, Warranties and Confirmations.  Each of the Borrowers hereby represents and warrants that:

3.1 It has the power and is duly authorized to execute and deliver this Amendment.

3.2 The execution and delivery of this Amendment has been duly authorized by all corporate or limited liability company action necessary on its part.

3.3 This Amendment and the Agreement as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

3.4 Except for those matters disclosed in the Bankruptcy Case and the docket related thereto and the Schedules attached to the Amended and Restated Asset Purchase Agreement dated March 1, 2011 between PHH and Palm Harbor Homes, Inc., a Delaware corporation (the “APA”), and except for matters remedied by or otherwise accounted for under the Sale Order, immediately prior, and after giving effect, to this Amendment, the covenants, representations and warranties of the Borrowers, respectively, set forth in the Agreement and as amended hereby, are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date, and except that the representations and warranties in the APA given by the Borrowers shall be deemed to have replaced the representations and warranties in the Agreement).

3.5 Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes an Event of Default.

SECTION 4. Entire Agreement.  The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

SECTION 5. Effectiveness of Amendment.  Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.  This Amendment is effective only for the specific purpose for which it is given and shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Agreement or any right, power or remedy of any Lender under the Agreement.  Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement” or “this Agreement” or words of like import shall mean and be references to the Agreement as amended hereby, and each reference in any other Facility Document to the Agreement or to any terms defined in the Agreement which are modified hereby shall mean and be references to the Agreement or to such terms as modified hereby.

SECTION 6. Governing Law.  The Agreement, as amended by this Amendment, and all claims with respect thereto shall be governed by and construed in accordance with the federal bankruptcy law, to the extent applicable, and, where state law is implicated, the laws of the State of Delaware without regard to any conflict of laws rules thereof that might indicate the application of the laws of any other jurisdiction.

SECTION 7. Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

SECTION 8. Novation.  This Amendment does not constitute a novation or termination of the Agreement or any Credit Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

SECTION 9. Counterparts.  This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Debtor-In-Possession Revolving Credit Agreement to be duly executed and delivered by their respective authorized officers as of the date first above written.

Palm Harbor Homes, Inc., a Florida corporation,

as a Borrower

By:        _______________________________

Name:   _______________________________

Title:     _______________________________

Palm Harbor GenPar L.L.C., a Texas limited liability company, as a Borrower

By:        _______________________________

Name:   _______________________________

Title:     _______________________________

Palm Harbor Manufacturing, L.P., a Texas limited partnership, as a Borrower

By: Palm Harbor GenPar L.L.C., General Partner

By:        _______________________________

Name:   _______________________________

Title:     _______________________________

Palm Harbor Real Estate, LLC, a Texas limited liability company, as a Borrower

By:        _______________________________

Name:   _______________________________

Title:     _______________________________

Nationwide Homes, Incorporated, a Delaware corporation, as a Borrower

By:        _______________________________

Name:   _______________________________

Title:     _______________________________

Palm Harbor Albemarle, LLC, a Delaware limited liability company, as a Borrower

By:        _______________________________

Name:   _______________________________

Title:     _______________________________

Fleetwood Homes, Inc., a Delaware corporation, as Lender

By:        _______________________________

Name:   _______________________________

Title:     _______________________________